EXECUTION VERSION

Class A-2 Notes Subscription Agreement

June 21, 2019

CM Finance Inc.

65 East 55th Street, 15th Floor

New York, NY 10022

CM Finance SPV Ltd., an exempted company incorporated with limited liability under the law of the Cayman Islands (the “Issuer”), proposes to issue and sell (a) on the Amendment and Restatement Date, U.S.$26,666,667 Class A-2 Notes and (b) if the Class A-2 Purchase Option is exercised at the direction of the Collateral Manager with the prior written consent of UBS, U.S.$70,666,667 Class A-2 Notes on the Class A-2 Purchase Option Exercise Date ), in each case pursuant to the Sixth Amended and Restated Indenture, dated as of June 21, 2019 (the “Indenture”), between the Issuer and U.S. Bank National Association, as trustee (the “Trustee”). Capitalized terms used but not defined herein have the respective meanings given to such terms in the Indenture.

Subject to the terms and conditions set forth herein and in the Indenture, the Issuer proposes to issue and sell the Subject Notes to the undersigned (the “Investor”), and the Investor proposes to purchase the Subject Notes from the Issuer, on a private placement basis pursuant to an exemption under Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”).

The Issuer intends to use the proceeds of the Subject Notes to invest in a portfolio of collateral obligations consisting primarily of U.S. dollar denominated Loans (or a Participation Interest therein) or Bonds.

In connection with the acquisition (subject to the conditions hereof) by the Investor of the Subject Notes, the Investor hereby represents, warrants and agrees as follows:

1.	Subscription

On the basis of the representations and warranties of the Issuer contained in the Indenture and the agreements contained herein, the Investor, intending to be legally bound:

(a)

hereby subscribes pursuant to this Subscription Agreement (this “Agreement”) to acquire Class A-2 Notes in an aggregate principal amount equal to U.S.$26,666,667 (the “Initial Subject Notes”), at a purchase price (expressed as a percentage of par) of 100%. Such acquisition shall occur on the Amendment and Restatement Date; and

(b)

subject to and conditional upon the direction of the Collateral Manager (with the prior written consent of UBS (acting in its sole discretion)) to the Sole Shareholder on or prior to the Class A-2 Purchase Option Election Date to exercise the Class A-2 Purchase Option in accordance with the terms of the Indenture, shall subscribe to acquire Class A-2 Notes in an additional aggregate principal equal to U.S.$70,666,667 (the “Purchase

Option Subject Notes”), at a purchase price (expressed as a percentage of par) of 100%. Such acquisition shall occur on the Class A-2 Purchase Option Exercise Date.

For the purposes of this Agreement, “Subject Notes” means:

(i) at any time prior to the Class A-2 Purchase Option Exercise Date, the Initial Subject Notes; and

(ii) at any time on and after the Class A-2 Purchase Option Exercise Date: (x) if the Class A-2 Purchase Option is exercised in accordance with the Indenture, collectively, the Initial Subject Notes and the Purchase Option Subject Notes; and (y) if the Class A-2 Purchase Option is not exercised in accordance with the Indenture, the Initial Subject Notes.

2.	Representations

The Investor represents that:

(a)	It is duly formed, validly existing and in good standing under the law of the jurisdiction of its organization.

(b)

It has the full power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and it has taken all necessary action to authorize such execution, delivery and performance, and this Agreement has been duly executed and delivered by the Investor.

(c)	This Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

(d)

None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will result in a breach of, or require any consent under, the charter or by-laws (or equivalent constitutional documents) of the Investor, or any applicable law or regulation, or any order, writ, injunction or decree of any governmental authority, or any agreement or instrument to which the Investor is a party or by or to which it is bound or subject, or constitute a default under any such agreement or instrument.

(e)	The Investor has participated in the preparation and negotiation of the Indenture and other Transaction Documents.

(f)

No authorizations, approvals or consents of, and no filings or registrations with, any governmental authority are necessary for the execution, delivery or performance by the Investor of this Agreement or for the validity or enforceability hereof.

(g)

No oral or written representation has been made or furnished to the Investor or its advisors in connection with the transactions described herein that was or is in any way inconsistent with the information stated herein and in the Indenture or in the other Transaction Documents.

(h)	In making its decision to purchase Subject Notes, the Investor has relied solely on the information herein and in the Indenture and other Transaction Documents.

3.	Securities Act Representation

As of the date hereof, the Amendment and Restatement Date, and (if the Class A-2 Purchase Option is exercised in accordance with the Indenture) the Class A-2 Purchase Option Exercise Date, the Investor represents and warrants that it is (please check one as appropriate):

(a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and it is acquiring the Subject Notes in reliance on an exemption from the registration requirements of the Securities Act and it is acquiring the Subject Notes for its own account or for one or more accounts, each of which is a qualified institutional buyer and as to each of which it exercises sole investment discretion; or

X

(b) an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act (an “Accredited Investor”), and it is acquiring the Subject Notes in reliance on an exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and Regulation D thereunder and it is acquiring the Subject Notes (i) for its own account (and not for the account of any family or other trust, any family member or any other Person), (ii) for the account of a trust that is an Accredited Investor and the signatory hereto is the trustee of such trust or (iii) for one or more accounts, each of which is an Accredited Investor and the signatory hereto is an agent of each such account with express authority to execute this Agreement on behalf of each such account; or

(c) a person that is not a “U.S. person” as defined in Regulation S under the Securities Act, and it is acquiring the Subject Notes in reliance on an exemption from registration pursuant to Regulation S and it is acquiring the Subject Notes for its own account or for one or more accounts, each of which is a non-U.S. person and as to each of which it exercises sole investment discretion.

4.	Investment Company Act Representation

(a)

If it has checked (a) in Section 3 above, as of the date hereof, the Amendment and Restatement Date, and (if the Class A-2 Purchase Option is exercised in accordance with the Indenture) the Class A-2 Purchase Option Exercise Date, it is (please check one as appropriate):

X	(i) a “qualified purchaser” for purposes of the United States Investment Company Act of 1940, as amended (the Investment Company Act); or

(ii) a company beneficially owned exclusively by one or more “qualified purchasers” with respect to the Issuer.

(b)	If it has checked (i) in clause (a) above, it has done so because it is (please also check appropriate line on the enclosed signature page):

(i) a natural person who owns not less than $5,000,000 in “investments,” as such term has been defined in (and as the value of such investments are calculated pursuant to) the relevant rules promulgated by the U.S. Securities and Exchange Commission (the SEC) as of the date hereof;

(ii) a company that owns not less than $5,000,000 in “investments” and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouses (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons;

(iii) a trust that is not covered by clause (ii) and that was not formed for the specific purpose of acquiring the securities offered, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who contributed assets to the trust, is a person described in clause (i), (ii) or (iv); or

X	(iv) a person, acting for its own account or the accounts of other “qualified purchasers,” who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in “investments”;

(c)

if it has checked (i) or (ii) in clause (a) above and if it (or, in the case of clause (ii) in clause (a) above, any beneficial owner thereof) would be an investment company but for the exclusions from the Investment Company Act provided by Section 3(c)(1) or Section 3(c)(7) thereof, (i) all of the beneficial owners of its (or such beneficial owner’s) outstanding securities (other than short-term paper) that acquired such securities on or before April 30, 1996 (“pre-amendment beneficial owners”) have consented to its (or such beneficial owner’s) treatment as a “qualified purchaser” and (ii) all of the pre-amendment beneficial owners of a company that would be an investment company but for the exclusions from the Investment Company Act provided by Section 3(c)(1) or Section 3(c)(7) thereof and that directly or indirectly owned any of its (or such beneficial owner’s) outstanding securities (other than short-term paper) have consented to its (or such beneficial owner’s) treatment as a “qualified purchaser”;

(d)

it (or, if it is acquiring the Subject Notes for any other account, each such account or, if it has checked (ii) in clause (a) above, each of its beneficial owners) (A) has made investments prior to the date hereof and was not formed or recapitalized solely for the purpose of investing in the Subject Notes; (B) is not a partnership, common trust fund, or special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; and (C) represents that all Subject Notes (together with any other securities of the Issuer) purchased and held directly or indirectly by it constitute in the aggregate an investment of no more than 40% of its assets or capital; and

(e)

it understands and agrees that any purported transfer of the Subject Notes to a purchaser that does not comply with the transfer restrictions to be applicable to the Subject Notes shall be void ab initio.

5.      It understands that its entry into this Agreement and any investment in the Subject Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. It has received a copy of the Indenture and other Transaction Documents, has reviewed them or had the opportunity to review them and has reviewed or had the opportunity to review financial and other information concerning (a) the Issuer, (b) the portfolio of loans and other assets held by the Issuer on the Amendment and Restatement Date (the “Upsize Portfolio”), (c) if the Class A-2 Purchase Option is exercised in accordance with the Indenture, the portfolio of loans and other assets already held by, or to be acquired by, the Issuer on the Class A-2 Purchase Option Exercise Date (the “Class A-2 Purchase Option Portfolio”), and (d) the Subject Notes, in each case to the extent it determined necessary or appropriate in order to make an informed investment decision with respect to its entry into this Agreement and any investment in the Subject Notes, including an opportunity (at a reasonable time prior to the Investor’s purchase of the Subject Notes) to ask questions and request information concerning the Issuer, the Upsize Portfolio, the Class A-2 Purchase Option Portfolio (if applicable), and the Subject Notes. It understands that (i) there is no assurance that the Amendment and Restatement Date will occur and (ii) the Subject Notes are highly illiquid and are not suitable for short-term trading, that no secondary market will develop and that the Subject Notes are a highly-leveraged investment in a portfolio consisting primarily of loans, which may expose the Subject Notes to disproportionately large losses. Distributions on the Subject Notes are not guaranteed, but are dependent on the performance of the Portfolio and other assets or investments held by the Issuer. It understands that, due to the structure of the transaction and the performance of the Portfolio and other assets or investments held by the Issuer, it is possible that payments on the Subject Notes may be deferred, reduced or eliminated entirely. It understands that the holders of the Subject Notes are not entitled to a stated return on their investment and that the Issuer will have no significant assets other than the Portfolio, and distributions on the Subject Notes will be payable solely from and to the extent of the available proceeds from the Portfolio and other assets of the Issuer, in accordance with the Priority of Payments established under the Indenture.

6.      It understands the Subject Notes will bear a legend setting forth the restrictions applicable to transfers of Subject Notes (and which are of a type described in the Indenture). It acknowledges that significant restrictions will apply to transfers of Subject Notes (to be set forth in the Indenture), and such restrictions could adversely affect its ability to sell or otherwise dispose of the Subject Notes. It is familiar with the types of such restrictions and confirms that its acquisition of the Subject Notes complies with such restrictions. It understands that any purchaser or other transferee of any Subject Notes from it will be required to comply with such restrictions and that a certificate of such compliance (substantially in the form of the certificate attached as an exhibit to the Indenture) must be delivered in connection with any such sale or transfer of the Subject Notes in certificated form and that any transferee of a beneficial interest in the Subject Notes in the form of a Global Note will be deemed to have made certain representations and warranties with respect to itself and such transfer as described in the Indenture. It confirms that it will provide notice of such restrictions and deemed representations and warranties to any prospective purchaser or other transferee.

7.      It understands that the Subject Notes will be offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Subject Notes have not been and will not be registered under the Securities Act, and, if in the future it decides to offer, resell, pledge or otherwise transfer the Subject Notes, such Subject Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Notes, including (in certain cases) the requirement for written certifications. In particular, it understands that the Subject Notes may be transferred only to (A) a Person that is (i) a “qualified purchaser” (as defined in the Investment Company Act) or a corporation, partnership, limited liability company or other entity (other than a trust) each shareholder, partner, member or other equity owner of which is a “qualified purchaser” with respect to the Issuer and (ii) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act who purchases such Notes in reliance on an exemption from Securities Act registration provided by Rule 144A thereunder or (B) a person that is not a “U.S. person” as defined in Regulation S under the Securities Act and that is acquiring the Subject Notes in an offshore transaction (as defined in Regulation S thereunder) in reliance on the exemption from registration provided by Regulation S thereunder. It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Subject Notes. It understands that the Issuer has not been registered under the Investment Company Act, and that the Issuer is exempt from registration as such by virtue of Section 3(c)(7) of the Investment Company Act. It understands and acknowledges that the Issuer, or, on its behalf, the Collateral Manager, has the right, under the Indenture, to compel any beneficial owner of an interest in the Subject Notes that fails to comply with the foregoing requirements to sell its interest in such Subject Notes, or may sell such interest on behalf of such owner.

8.      In connection with its acquisition of the Subject Notes, it (or if it is acquiring Subject Notes for any other account, each such account) acknowledges and agrees that: (i) none of the Issuer, the Placement Agent, UBS, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) it is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agent, UBS, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator or any of their respective affiliates; (iii) it has participated in the preparation and negotiation of, and has read and understands, the Indenture and other Transaction Documents; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any investment in the Subject Notes) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator or any of their respective affiliates; (v) it will hold and transfer at least the minimum denomination of such Subject Notes; (vi) it (or if it checked (ii) in Section 4(a) above, each of its beneficial owners) was not formed for the purpose of investing in the Subject Notes and (vii) it is a sophisticated investor and is purchasing the Subject Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks.

9.	It is (please check one as appropriate):

X

(i)     a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form) is attached hereto as Schedule A; or

(ii)   not a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed applicable Internal Revenue Service Form W-8 (or applicable successor form) is attached hereto as Schedule A.

It understands and acknowledges that failure to provide the Issuer or the Trustee with the applicable tax certifications or the failure to meet its Noteholder Reporting Obligations may result (among other potential consequences) in withholding or back-up withholding from payments to it in respect of the Subject Notes.

10.      If it is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that it is not purchasing the Subject Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan. It also represents that it is not a member of the public in the Cayman Islands.

11.      It hereby agrees to provide the Issuer and the Trustee (i) any information as is necessary (in the sole determination of the Issuer or the Trustee, as applicable) for the Issuer and the Trustee to determine whether it is a specified United States person as defined in Section 1473(3) of the Code (a “specified United States person”) or a United States owned foreign entity as described in Section 1471(d)(3) of the Code (a “United States owned foreign entity”), (ii) any additional information that the Issuer or its agent requests in connection with Sections 1471-1474 of the Code, (iii) if the United States and the Cayman Islands have entered into an intergovernmental agreement (“IGA”), such information as may be required under the IGA and rules and regulations under applicable Cayman law implementing such IGA and (iv) any additional information that the Issuer or its agent requests in connection with Cayman FATCA.

12.      If it is a specified United States person or a United States owned foreign entity, it also hereby agrees to (x) provide the Issuer and the Trustee its name, address, U.S. taxpayer identification number, if it is a United States owned foreign entity, the name, address and taxpayer identification number of each of its “substantial United States owners” (as defined in Section 1473(2) of the Code) and any other information requested by the Issuer or its agent upon request and (y) update any such information provided in clause (x) promptly upon learning that any such information previously provided has become obsolete or incorrect or is otherwise required. It understands and acknowledges that the Issuer may provide such information (either directly or indirectly in accordance with any governmental agreement entered into with the Cayman Islands Government related to information required by the U.S. Internal Revenue Service) and any other information concerning its investment in the Subject Notes to the U.S. Internal Revenue Service. It understands and acknowledges that the Issuer has the right, under the Indenture, to compel any beneficial owner of an interest in the Subject Notes that fails to comply with the foregoing requirements to sell its interest in such Subject Notes, or may sell such interest on behalf of such owner.

13.      It acknowledges and agrees that no Subject Note (or interest therein) may be acquired or owned by any Person that is classified for U.S. federal income tax purposes as a partnership, subchapter S corporation or grantor trust unless (i) (A) none of the direct or indirect beneficial owners of any interest in such Person have or ever will have more than 40% of the value of its interest in such Person attributable to the interest of such Person in any direct or indirect interest in the Issuer, and (B) it is not and will not be a principal purpose of the arrangement involving the investment of such Person in any Subject Note to permit any partnership to satisfy the 100 partner limitation of Treas. Reg. § 1.7704-1(h)(1)(ii), (ii) such Person obtains an Opinion of Counsel that such transfer will not cause the Issuer to be treated as a publicly traded partnership taxable as a corporation or (iii) (A) such Person is an Affiliate of the Collateral Manager, and (B) it is not and will not be a principal purpose of the arrangement involving the investment of such Person in any Subject Note to permit any partnership to satisfy the 100 partner limitation of Treas. Reg. § 1.7704 1(h)(1)(ii).

14.      (i) ERISA. The Investor hereby represents that (A) for so long as it holds such Subject Note or interest therein, it is not, and is not acting on behalf of, a Benefit Plan Investor; and (B) if such Person is a governmental, church, non-U.S. or other plan, (I) it is not, and for so long as it holds such Subject Note or interest therein will not be, subject to any Similar Law, and (II) its acquisition, holding and disposition of its interest in such Subject Note will not constitute or result in a violation of any applicable Other Plan Laws.

(ii)	Compelled Disposition. The Investor acknowledges and agrees that:

(1)      any transfer of a beneficial interest in a Subject Note to a Person who is a Benefit Plan Investor or acting on behalf of or using the assets of any Benefit Plan Investor to acquire such Subject Note (any such Person, a Non-Permitted ERISA Holder) shall be null and void and any such purported transfer of which the Issuer or the Trustee shall have notice may be disregarded by the Issuer, the Trustee and the Note Registrar for all purposes;

(2)      if any Non-Permitted ERISA Holder shall become the beneficial owner of an interest in any Subject Note, the Issuer shall, promptly after discovery that such Person is a Non-Permitted ERISA Holder by the Issuer or upon notice from the Trustee (if a Trust Officer of the Trustee obtains actual knowledge), if the Trustee makes the discovery and who agrees to notify the Issuer of such discovery, send notice to such Non-Permitted ERISA Holder demanding that such Non-Permitted ERISA Holder transfer all or any portion of the Subject Notes held by such Person to a Person that is not a Non-Permitted ERISA Holder (and that is otherwise eligible to hold such Subject Notes or an interest therein) within 20 days after the date of such notice. If such Non-Permitted ERISA Holder fails to so transfer such Subject Notes the Issuer or the Collateral Manager acting for the Issuer shall have the right, without further notice to the Non-Permitted ERISA Holder, to sell such Subject Notes or interest in such Subject Notes to a purchaser selected by the Issuer that is not a Non-Permitted ERISA Holder (and that is otherwise eligible to hold such Subject Notes or an interest therein) on such terms as the Issuer may choose;

(3)      the Issuer, or the Collateral Manager acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Subject Notes and sell such Subject Notes to the highest such bidder, provided that the Collateral Manager, its Affiliates and accounts, funds, clients or portfolios established and controlled by the Collateral Manager or any of its Affiliates shall be entitled to bid in any such sale (to the extent any such entity is not a Non-Permitted ERISA Holder). However, the Issuer or the Collateral Manager may select a purchaser by any other means determined by it in its sole discretion;

(4)      by its acceptance of an interest in the Subject Notes, the Investor agrees to cooperate with the Issuer to effect such transfers;

(5)      the proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to us; and

(6)      the terms and conditions of any sale under this sub-section shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to us as a result of any such sale or the exercise of such discretion.

(iii)

Affected Bank. The Investor represents that it is not (or, if applicable, the entity on whose behalf it is acting is not) an “Affected Bank.” “Affected Bank” means a “bank” for purposes of Section 881 of the Code or an entity affiliated with such a bank that is neither (x) a United States Person nor (y) entitled to the benefits of an income tax treaty with the United States under which withholding taxes on interest payments made by obligors resident in the United States to such bank are reduced to 0%.

(iv)

Continuing Representation; Reliance. The Investor acknowledges and agrees that the representations contained in this Agreement shall be deemed made on each day from the date it makes such representations through and including the date on which it disposes of our interests in the Subject Notes. It understands and agrees that the information supplied in this Agreement will be used and relied upon by the Issuer and the Trustee to determine that (i) no Benefit Plan Investors own or hold any Notes and (ii) no Affected Bank, directly or in conjunction with its affiliates, owns or holds any Notes at any time.

(v)

Further Acknowledgement and Agreement. The Investor acknowledges and agrees that (i) all of the assurances contained in this Agreement are for the benefit of the Issuer, the Trustee, Placement Agent and the Collateral Manager as third party beneficiaries hereof, (ii) copies of this agreement and any information contained herein may be provided to the Issuer, the Trustee, the Placement Agent the Collateral Manager, affiliates of any of the foregoing parties and to each of the foregoing parties’ respective counsel for purposes of making the determinations described above and (iii) any acquisition or transfer of the Subject Notes by the Investor that is not in accordance with the provisions of this agreement shall be null and void from the beginning, and of no legal effect.

15.      It agrees not to seek to commence in respect of the Issuer, or cause the Issuer to commence, a bankruptcy proceeding before a year and a day has elapsed since the payment in full to the Holders of the Notes (and any other debt obligations of the Issuer that have been rated upon issuance by any rating agency at the request of the Issuer) issued pursuant to the Indenture or, if longer, the applicable preference period then in effect.

16.      To the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Subject Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”) and other similar laws or regulations, including, without limitation, requiring each transferee of a Subject Note to make representations to the Issuer in connection with such compliance.

17.      It agrees, for U.S. Federal income tax purposes, (i) not to treat the Notes as a partnership interest or any other equity interest in the Issuer, (ii) to treat the Issuer as a beneficial owner of the Portfolio Assets, and (iii) to report the investment by the Investor consistently with such treatment on all tax and information returns and other written communications with any taxing authority.

18.      It understands that the Issuer, the Trustee and the Placement Agent will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

19.      It agrees that it shall deliver to the Issuer and its agents a properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form”, as applicable (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at http://www.tia.gov.ky/pdf/CRS_Legislation.pdf).

20.      This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever to this Agreement (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

- signature page follows -

Section to be completed by Investor:

Investor’s Name:	CM FINANCE INC.

By (please sign):

By (please sign):

Dated:

Registered Name:

Form of Subject Notes (check one): ___ Regulation S Global Notes ____ ___X Rule 144A Global Notes
“Investments” owned by Investor (check one if made a check in Section 4(b)): ___ $5,000,000 to $25,000,000 ___ more than $25,000,000
Wire instructions: Bank: ABA #: Acct Name: Account #:

Taxpayer identification number: ___________

Address for notices:

Telephone: ______________
Facsimile: ______________

Attention: ______________

Class A-2 Notes Subscription Agreement – Signature Page

Subject notes to be credited to the following account: DTC #: _________________________ Ref: ____________________________ Account #: _______________________

Class A-2 Notes Subscription Agreement – Signature Page

ACCEPTED AND AGREED as of the day and year first written above

CM FINANCE SPV LTD.

By: Name: Title:

Class A-2 Notes Subscription Agreement – Signature Page

Schedule A

Internal Revenue Service Form

[Investor to attach.]

Schedule A